                                     POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ William L. Armstrong
------------------------------
William L. Armstrong

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Robert G. Avis
------------------------------
Robert G. Avis

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ George C. Bowen
------------------------------
George C. Bowen

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Edward L. Cameron
----------------------------------
Edward L. Cameron

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Jon S. Fossel
------------------------
Jon S. Fossel

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Sam Freedman
------------------------
Sam Freedman

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Beverly Hamilton
------------------------------
Beverly Hamilton

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Robert J. Malone
------------------------------
Robert J. Malone

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee of Oppenheimer  Principal  Protected  Trust (the "Trust"),  to sign on my behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940 and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ F. William Marshall
------------------------------
F. William Marshall

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Trustee,  President and Principal Executive Officer of Oppenheimer Principal Protected Trust
(the  "Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to Registration Statements) under the Securities Act of 1933, the
Investment  Company  Act of 1940 and any  amendments  and  supplements  thereto,  and  proxy statements  or other  documents in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them, full  power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as
I  might  or  could  do  in  person,   hereby   ratifying  and   confirming  all  that  said
attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ John V. Murphy
------------------------------
John V. Murphy

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Tane T. Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my capacity as a
Treasurer and Principal Financial and Accounting Officer of Oppenheimer  Principal Protected
Trust (the "Trust"),  to sign on my behalf any and all  Registration  Statements  (including any post-effective  amendments to Registration Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements  thereto,  and proxy statements  or other  documents in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the U.S. Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them, full  power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as
I  might  or  could  do  in  person,   hereby   ratifying  and   confirming  all  that  said
attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 28th  day of June, 2004

/s/ Brian W. Wixted
------------------------------
Brian W. Wixted

Witness:  /s/ Kathleen Ives
          ------------------------------
        Kathleen Ives
        Assistant Secretary